                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation of our report on page 2 of this Form 10-K/A by reference in the prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-84974, 33-96792 and 33-97680) and Forms S-8 (Nos. 333-06867 and 333-06869) of Equity Residential Properties Trust.



                                                     GRANT THORNTON L.L.P.

Chicago, Illinois
August 26, 1996